UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 5, 2026
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D-Wave Quantum Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-41468	88-1068854
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2650 East Bayshore Road
Palo Alto, California
94303
(Address of principal executive offices)
(650) 285-2881
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
_____________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	QBTS	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 7.01 Regulation FD Disclosure.

On August 5, 2026, D-Wave Quantum Inc. (“D-Wave”) announced a major research breakthrough advancing the path to practical, fault-tolerant gate-model quantum computing. Published in the peer-reviewed scientific journal Nature, the research demonstrates a fast, high-fidelity, two-qubit entangling gate that preserves the error-correction advantages of D-Wave’s superconducting dual-rail qubit architecture. The results address one of the industry’s most consequential challenges by reducing the immense quantum and classical hardware overhead typically required to detect and correct quantum errors as systems scale.

The paper, “An entangling gate for dual-rail erasure qubits,” details a new two-qubit entangling gate, a fundamental building block of quantum computation, designed to support efficient quantum error correction. The research demonstrates approximately 99.9% fidelity during two-qubit operations, with fast gate times of about 500 nanoseconds, enabled by native hardware-level error detection. Leveraging these results, D-Wave simulations indicate its dual-rail architecture could reduce the logical error rate by as much as a factor of 10 for each increment in error correction, significantly reducing the physical qubit overhead required for fault-tolerant quantum computing.

According to D-Wave’s CEO, Dr. Alan Baratz, this research demonstrates that D-Wave’s dual-rail architecture combines fast superconducting operations with high-fidelity performance while preserving native hardware-level error detection. D-Wave believes this work confirms that its path to commercial fault-tolerant quantum computing is practical and achievable. A copy of the press release is attached as Exhibit 99.1.

The information in this Item 7.01 to this Current Report on Form 8-K, including Exhibit 99.1, is intended to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated August 5, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2026	D-Wave Quantum Inc.

	By:	/s/ Alan Baratz
	Name:	Alan Baratz
	Title:	President & Chief Executive Officer